Exhibit 20


                    Partners First Credit Card Master Trust
                             Monthly Trust Activity

A. Trust Level Activity
         Number of Days in Monthly Period                                                                                     31
         Beginning Principal Receivables Balance                                                                1,759,471,082.24
         Beginning Special Funding Account Balance                                                                          0.00
         Beginning Principal Receivables + SFA Balance                                                          1,759,471,082.24
         Beginning Finance Charge Receivables                                                                      56,554,457.21
         Beginning Total Receivables                                                                            1,816,025,539.45
         Special Funding Account Earnings                                                                                   0.00
         Finance Charge Collections                                                                                25,985,904.77
         Interest/Fee Reversals (Wachovia accounts only)                                                             -548,692.00
         Interchange Collections                                                                                    1,960,597.62
         Collection Account Investment Proceeds                                                                             0.00
         Recoveries treated as Finance Charge Collections                                                                   0.00
         Total Finance Charge Receivables Collections                                                              27,397,810.39
         Principal Receivables Collections                                                                        155,029,108.67
         Recoveries treated as Principal Collections                                                                  976,832.36
         Total Principal Receivables Collections                                                                  156,005,941.03
         Monthly Payment Rate (Principal plus Interest divided by Beg. Total Receivables)                                  9.97%
         Defaulted Amount (Net of Recoveries)                                                                      16,316,688.87
         Annualized Default Rate                                                                                          11.13%
         Trust Gross Yield                                                                                                18.69%
         Aggregate Account Addition or Removal (Y/N)?                                                                          N
         Date of Addition/Removal                                                                                            N/A
         Principal Receivables at the end of the day of Addition/Removal                                                     N/A
         SFA Balance at the end of the day of Addition/Removal                                                               N/A
         Principal Receivables + SFA Balance at the end of the day of Addition/Removal                                       N/A
         Ending Principal Receivables Balance                                                                   1,732,096,166.30
         Ending Special Funding Account (SFA) Balance                                                                       0.00
         Ending Principal Receivables + SFA Balance                                                             1,732,096,166.30
         Ending Finance Charge Receivables                                                                         54,172,340.91
         Ending Total Receivables                                                                               1,786,268,507.21
         Required Minimum Principal Balance (as of month end)                                                     961,333,333.35

                    Partners First Credit Card Master Trust
                             Monthly Trust Activity

B. Series Allocations
                                                                   Total                  1998-2                  1998-3
         Group                                                                               1                      1
         Class A Initial Invested Amount                         1,056,000,000.00          528,000,000.00         528,000,000.00
         Class B Initial Invested Amount                           226,000,000.00          113,000,000.00         113,000,000.00
         Collateral Initial Invested Amount                        134,000,000.00           67,000,000.00          67,000,000.00
         Class D Initial Invested Amount                            84,000,000.00           42,000,000.00          42,000,000.00
         Total Initial Invested Amount                           1,500,000,000.00          750,000,000.00         750,000,000.00
         Required Transferor Amount (per definition)               100,310,000.00           47,810,000.00          52,500,000.00
         Initial Invested Amount + Req Transf Amount             1,600,310,000.00          797,810,000.00         802,500,000.00
         Series Allocation Percentage                                     100.00%                  49.85%                 50.15%
         Series Allocable Finance Charge Collections                27,397,810.39           13,658,758.06          13,739,052.33
         Series Allocable Principal Collections                    156,005,941.03           77,774,368.60          78,231,572.43
         Series Allocable Defaulted Amounts                         16,316,688.87            8,134,434.92           8,182,253.95
         Series Allocable Servicing Fee                              1,490,555.56              240,555.56           1,250,000.00
         In Revolving Period?                                                                           N                      Y
         Available for Principal Sharing Series                     73,065,521.11                    0.00          73,065,521.11
         Principal Shortfall                                        37,987,556.90           37,987,556.90                   0.00
         Allocation of Shared Principal Collections                 73,065,521.11           73,065,521.11                   0.00
         Available for Excess Allocation Series                        802,483.09              802,483.09                   0.00
         Finance Charge Shortfall                                    5,832,983.35                    0.00           5,832,983.35
         Allocation of Excess Finance Charge Collections               802,483.09                    0.00             802,483.09


B. Series Allocations
         Amounts Due                                                                      1998-2                  1998-3
                             Transferor's Percentage                                               71.16%                 15.00%
                             Principal Allocation Percentage                                       85.50%                 85.00%
                             Principal Collections                                          66,499,789.03          66,499,789.03
                             Floating Allocation Percentage                                        28.84%                 85.00%
                             Class A Certificate Rate                                            4.22250%               4.25250%
                             Class B Certificate Rate                                            4.43250%               4.48250%
                             CIA Certificate Rate                                                4.99750%               5.09750%
                             CIA Secured Loan Spread Rate                                        4.74750%               4.84750%
                             Class D Certificate Rate                                            0.00000%               0.00000%
                             Class A Interest                                                1,919,830.00           1,933,470.00
                             Class B Interest                                                  431,306.88             436,172.15
                             Collateral Monthly Interest                                             0.00             294,097.43
                             Class D Interest                                                        0.00                   0.00
                             Investor Monthly Interest                                       2,351,136.88           2,663,739.58
                             Investor Default Amount (Net of Recoveries)                     2,345,987.42           6,955,224.66
                             Interchange Collections                                           281,891.59             835,733.10
                             0.75% of Interchange                                               90,208.33             468,750.00
                             Servicer Interchange                                               90,208.33             468,750.00
                             Monthly Servicing Fee (Before Adjustments)                        240,555.56           1,250,000.00
                                 Interchange Adjustment                                              0.00                   0.00
                                 SFA Adjustment                                                      0.00                   0.00
                                 Previous Period Adjustment                                          0.00                   0.00
                             Total Monthly Servicing Fee (After all adjustments)               240,555.56           1,250,000.00

C. Calculation of Redirected Investor Finance Charge Collections ("Socialism")
                                                                  Group I                 1998-2                  1998-3
         Beginning Invested Amount (Month)                       1,433,000,000.00          683,000,000.00         750,000,000.00
         Finance Charge Collections                                 15,617,926.34            3,939,213.34          11,678,713.00
         Reserve Account Interest                                       10,584.63               10,584.63                   0.00
         PFA Proceeds                                                1,861,820.20            1,861,820.20                   0.00
         Total Finance Charge Collections                           17,490,331.17            5,811,618.17          11,678,713.00
         Investor Monthly Interest                                   5,014,876.46            2,351,136.88           2,663,739.58
         Investor Default Amount                                     9,301,212.08            2,345,987.42           6,955,224.66
         Monthly Servicing Fee                                       1,490,555.56              240,555.56           1,250,000.00
         Additional Amounts                                                  0.00                    0.00                   0.00
         Total Amount Due                                           15,806,644.10            4,937,679.86          10,868,964.24
         Group Excess?                                               Y
         Amount per 4.10(A) |                                                                2,351,136.88           2,663,739.58
         Amount per 4.10(B) |          used in a                                             2,345,987.42           6,955,224.66
         Amount per 4.10(C) |>  shortfall scenario only                                        240,555.56           1,250,000.00
         Amount per 4.10(D) |                                                                        0.00                   0.00
         Redirected Finance Charge Collections                      17,490,331.17            5,740,162.95          11,750,168.22
         Amount of funds redistributed per 4.10                                                -71,455.22              71,455.22
         Redirected Finance Charge Collections - PFA Proceeds (Class A available funds)      3,878,342.75          11,750,168.22

D. Trust Performance
         30-59 Days Delinquent                                                              31,327,206.89                  1.81%
         60-89 Days Delinquent                                                              22,781,776.45                  1.32%
         90+ Days Delinquent                                                                50,205,775.56                  2.90%
         Total 30+ Days Delinquent                                                         104,314,758.90                  6.02%

         THE FIRST NATIONAL BANK OF ATLANTA
         d/b/a Wachovia Bank Card Services
         as Servicer


         By:  Michael L. Scheuerman
         Title:  Senior Vice President

                    Partners First Credit Card Master Trust
                                  Series 1998-2


A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                           15-May-01
Current Payment Date                        15-Jun-01
Actual / 360 Days                              31                    31                 31                 31
30 / 360 Days                                  30                    30                 30                 30
Fixed / Floating                            Floating              Floating           Floating           Floating

                                             Class A               Class B      Collateral Invested     Class D         Total
                                                                                      Amount
Certificate Rate                                 4.22250%           4.43250%           4.99750%       0.00000%
Secured Loan Spread Rate (Applies to
     CIA only)                                                                         4.74750%
Initial Balance                            528,000,000.00     113,000,000.00      67,000,000.00    42,000,000.00    750,000,000.00
Required Transferor Amount                                                                                           47,810,000.00
Initial Invested Amount + Req Transf
     Amount                                                                                                         797,810,000.00

Beginning Outstanding Amount
     (Distribution)                        528,000,000.00     113,000,000.00               0.00    42,000,000.00    683,000,000.00
Ending Outstanding Amount
     (Distribution)                                  0.00               0.00               0.00    37,500,000.00     37,500,000.00

Beginning Invested Amount
     (Distribution)                        528,000,000.00     113,000,000.00               0.00    42,000,000.00    683,000,000.00
Ending Invested Amount (Distribution)                0.00               0.00               0.00    37,500,000.00     37,500,000.00

Beginning Adjusted Invested Amount
     (Distribution)                                  0.00     106,833,333.35               0.00    37,500,000.00    144,333,333.35
Ending Adjusted Invested Amount
     (Distribution)                                  0.00               0.00               0.00    37,500,000.00     37,500,000.00


Beginning Invested Amount (Month)          528,000,000.00     113,000,000.00               0.00    42,000,000.00    683,000,000.00
Ending Invested Amount (Month)             528,000,000.00     113,000,000.00               0.00    42,000,000.00    683,000,000.00

Beginning Adjusted Invested Amount
     (Month)                               100,666,666.68     113,000,000.00               0.00    39,307,270.48    252,973,937.16
Ending Adjusted Invested Amount
     (Month)                                         0.00     106,833,333.35               0.00    37,500,000.00    144,333,333.35

Principal Allocation Percentage                    70.40%             15.07%              8.93%            5.60%           100.00%
Floating Allocation Percentage                     39.79%             44.67%              0.00%           15.54%           100.00%
Principal Collections                       46,815,851.48      10,019,301.55       5,940,647.82     3,723,988.19     66,499,789.03
Redirected Finance Charge Collections        1,543,320.40       1,732,402.70               0.00       602,619.66      3,878,342.75
Reserve Account Draw                                 0.00               0.00                                                  0.00
PFA Proceeds (Class A Available Funds)       1,861,820.20                                                             1,861,820.20
Redirected Finance Charge plus PFA
     Proceeds                                3,405,140.60       1,732,402.70               0.00       602,619.66      5,740,162.95
Monthly Interest                             1,919,830.00         431,306.88               0.00             0.00      2,351,136.88
Investor Default Amount (Net)                  933,545.71       1,047,920.51               0.00       364,521.20      2,345,987.42
Monthly Servicing Fee                           95,724.99         107,452.88               0.00        37,377.69        240,555.56
Total Due                                    2,949,100.69       1,586,680.28               0.00       401,898.89      4,937,679.86

Redirected Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases                             5,740,162.95
Series Adjusted Portfolio Yield                                                                                              5.96%
Base Rate                                                                                                                    4.42%

                    Partners First Credit Card Master Trust
                                  Series 1998-2


Series Parameters
           Revolving Period (Y/N)                                                                N
           Accumulation Period (Y/N)                                                             Y
           Early Amortization (Y/N)                                                              N
           Controlled Accumulation Period                                                       6.00
           FNBA is Servicer                                                                      Y
           Paydown Excess CIA (Y/N)                                                              Y
           Paydown Excess Class D (Y/N)                                                          Y
           Controlled Accumulation Amount                                                       106,833,333.33
           Controlled Deposit Amount                                                            106,833,333.35
           Ending Controlled Deposit Amount Shortfall                                                     0.00

Funding Accounts
           Beginning Principal Funding Account Balance                                          538,666,666.65
           Principal Funding Account Deposit                                                    106,833,333.35
           Principal Funding Account Withdrawal                                                           0.00
           Ending Principal Funding Account Balance                                             645,500,000.00
           Principal Funding Investment Proceeds                                                  1,861,820.20

           Yield Supplement Account Beginning Balance                                                     0.00
           Yield Supplement Account Release                                                               0.00
           Yield Supplement Account Ending Balance                                                        0.00

           Reserve Account Beginning Balance                                                      3,205,000.00
           Required Reserve Account Amount                                                        3,205,000.00
           Available Reserve Account Amount                                                       3,205,000.00
           Interest Retained in Reserve Account                                                           0.00
           Reserve Draw Amount pursuant to Supplement 4.12(c).                                            0.00
           Funds Deposited into Reserve Account (out of Excess Spread)                                    0.00
           Ending Reserve Account Balance                                                         3,205,000.00
           Covered Amount                                                                           388,673.48

C. Certificate Balances and Distributions
                                                  Class A              Class B           CIA         Class D          Total
             Beginning Balance                528,000,000.00      113,000,000.00         0.00    42,000,000.00    683,000,000.00
           Interest Distributions               1,919,830.00          431,306.88         0.00             0.00      2,351,136.88
           Cumulative PFA Deposits            528,000,000.00      113,000,000.00                          0.00    641,000,000.00
           Principal Distributions            528,000,000.00      113,000,000.00         0.00     4,500,000.00    645,500,000.00
           Total Distributions                529,919,830.00      113,431,306.88         0.00     4,500,000.00    647,851,136.88
           Ending Certificate Balance                   0.00                0.00         0.00    37,500,000.00     37,500,000.00

                    Partners First Credit Card Master Trust
                                  Series 1998-2


D. Information regarding distributions on the Distribution Date in respect of the Class A
Certificates per $1,000 original certificate principal amount:

           1 Total amount of the distribution:                                                                         1,003.6360
           2 Amount of the distribution in respect of Class A Monthly Interest:                                            3.6360
           3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:                                  0.00
           4 Amount of the distribution in respect of Class A Additional Interest:                                           0.00
           5 Amount of the distribution in respect of Class A Principal:                                                 1,000.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

           1 Total amount of Class A Investor Charge-Offs:                                                                   0.00
           2 Amount of Class A Investor Charge-Offs                                                                          0.00
             per $1,000 original certificate principal amount:
           3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                                             0.00
           4 Amount reimbursed in respect of Class A Investor Charge-Offs                                                    0.00
             per $1,000 original certificate principal amount:
           5 The amount, if any, by which the outstanding principal                                                          0.00
             balance of the Class A Certificate exceeds the Class A Invested
             Amount after giving effect to all transactions on such Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

           1 The total amount of the distribution:                                                                     1,003.8169
           2 Amount of the distribution in respect of Class B monthly interest:                                            3.8169
           3 Amount of the distribution in respect of Class B outstanding monthly interest:                                  0.00
           4 Amount of the distribution in respect of Class B additional interest:                                           0.00
           5 Amount of the distribution in respect of Class B principal:                                                 1,000.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

           1 The amount of reductions in Class B Invested Amount                                                             0.00
           2 The amount of reductions in the Class B Invested Amount set forth in                                            0.00
             paragraph 1 above, per $1,000 original certificate principal amount:
           3 The total amount reimbursed in respect of such reductions                                                       0.00
             in the Class B Invested Amount:
           4 The total amount set forth in paragraph 3 above, per $1,000                                                     0.00
             original certificate principal amount:
           5 The amount, if any, by which the outstanding principal balance                                                  0.00
              of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

                    Partners First Credit Card Master Trust
                                  Series 1998-2


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

           1 Total amount distributed to the Collateral Interest Holder:                                                     0.00
           2 Amount distributed in respect of Collateral Monthly Interest:                                                   0.00
           3 Amount distributed in respect of Collateral Additional Interest:                                                0.00
           4 The amount distributed to the Collateral Interest Holder in respect                                             0.00
             of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

           1 The amount of reductions in the Collateral Invested Amount.                                                     0.00
           2 The total amount reimbursed in respect of such reductions in the                                                0.00
             Collateral Invested Amount

J.   Finance Charge Shortfall Amount/Reallocated Finance Charge Collections
           1 Finance Charge Collections Allocated to Series 1998-2 (incl.YSA, Res Draw & Int and PFA Proceeds)       5,740,162.95
           2 Full amount required to be paid pursuant to sections 4.5 and 4.7(excl. Spread Acct.)                    4,937,679.86
           3 Spread Account Requirement per Loan Agreement                                                                   0.00
           4 Finance Charge Shortfall                                                                                        0.00
           5 Available for Other Excess Allocation Series                                                              802,483.09

K. Application of Reallocated Investor Finance Charge Collections.

                                                              Available            Due                Paid             Shortfall
           1 Allocated Class A Available Funds                1,543,320.40
             a Reserve Account Release                                0.00
             b PFA Investment Earnings                        1,861,820.20
             c Class A Available Funds                        3,405,140.60

           2 Class A Available Funds                          3,405,140.60
             a Class A Monthly Interest                                         1,919,830.00     1,919,830.00              0.00
             b Class A Servicing Fee                                               95,724.99        95,724.99              0.00
             c Class A Investor Default Amount                                    933,545.71       933,545.71              0.00
             d Class A Excess                                   456,039.90

           3 Class B Available Funds                          1,732,402.70
             a Class B Monthly Interest                                           431,306.88       431,306.88              0.00
             b Class B Servicing Fee                                              107,452.88       107,452.88              0.00
             c Class B Excess                                 1,193,642.94

           4 Collateral Available Funds                               0.00
             a Collateral Servicing Fee                                                 0.00             0.00              0.00
             b Collateral Excess                                      0.00

           5 Class D Available Funds                            602,619.66
             a Class D Servicing Fee                                               37,377.69        37,377.69              0.00
             b Class D Excess                                   565,241.96

           6 Total Excess Spread                              2,214,924.80

                    Partners First Credit Card Master Trust
                                  Series 1998-2


L. Application of Excess Spread and Excess Finance Charge Collections
                                                                            Available           Due                Paid    Shortfall
            1 Available Excess Spread                                       2,214,924.80
            2 Excess Fin Charge Coll                                                0.00
                   from Other Series
            3 Available Funds                                               2,214,924.80
            4 Class A Required Amount
              a Interest                                                                             0.00           0.00       0.00
              b Servicing Fee                                                                        0.00           0.00       0.00
              c Defaults                                                                             0.00           0.00       0.00
            5 Class A Charge Offs not Previously Reimbursed                                          0.00           0.00       0.00
           6a Class B Required Amount in accordance with 4.5(b)(i)(ii)
              a Interest                                                                             0.00           0.00       0.00
              b Servicing Fee                                                                        0.00           0.00       0.00
           6b Class B Default Amount                                                         1,047,920.51   1,047,920.51       0.00
            7 Reductions in Class B not previously reimbursed                                        0.00           0.00       0.00
            8 Monthly Servicing Fee Shortfalls                                                       0.00           0.00       0.00
            9 Collateral Monthly Interest                                                            0.00           0.00       0.00
           10 Collateral Default Amount                                                              0.00           0.00       0.00
           11 Reductions in CIA not previously reimbursed                                            0.00           0.00       0.00
           12 Reserve Account Deposit                                                                0.00           0.00       0.00
           13 Class D Monthly Interest                                                               0.00           0.00       0.00
           14 Class D Default Amount                                                           364,521.20     364,521.20       0.00
           15 Reductions in Class D not previously reimbursed                                        0.00           0.00       0.00
           16 Other CIA Amounts Owed                                                                 0.00           0.00       0.00
           17 Excess Fin Coll for Other Series                                                 802,483.09     802,483.09       0.00
           18 Excess Spread (after reallocation)                              802,483.09
           19 Writedowns
                                                                                 Total      Redirected Principal      Charge-Offs
                                a Class A                                           0.00                     0.00             0.00
                                  in respect of A                                                                             0.00
                                b Class B                                           0.00                     0.00             0.00
                                  in respect of A                                                                             0.00
                                  in respect of B                                                                             0.00
                                c CIA                                               0.00                     0.00             0.00
                                  in respect of A                                                                             0.00
                                  in respect of B                                                                             0.00
                                  in respect of CIA                                                                           0.00
                                d Class D                                           0.00                     0.00             0.00
                                  in respect of A                                                                             0.00
                                  in respect of B                                                                             0.00
                                  in respect of CIA                                                                           0.00
                                  in respect of D                                                                             0.00

M. Application of Redirected Principal Collections
                                                                             Available         Due           Paid       Shortfall
           1 Redirected Principal Collections                             19,683,937.55
           2 Class A Required Amount
             a Interest                                                                         0.00         0.00          0.00
             b Servicing Fee                                                                    0.00         0.00          0.00
             c Defaults                                                                         0.00         0.00          0.00
           3 Class B Required Amount
             a Interest                                                                         0.00         0.00          0.00
             b Servicing Fee                                                                    0.00         0.00          0.00
             c Defaults                                                                         0.00         0.00          0.00
           4 Collateral Required Amount
             a Interest                                                                         0.00         0.00          0.00
             b Servicing Fee                                                                    0.00         0.00          0.00
             c Defaults                                                                         0.00         0.00          0.00
           5 Available for Available Principal Collections                19,683,937.55

N.  Principal Shortfall Amount/Shared Principal Collections
           1 Principal Allocation % of the Series 1998-2 Allocable Principal Collections           66,499,789.03
           2 Other amounts treated as Principal Collections per Section 4.5 & 4.7                   2,345,987.42
           3 Full amount required to be distributed pursuant to Section 4.5                       106,833,333.35
           4 Principal required to fund the Required Amount per Section 4.8                                 0.00
           5 Principal Shortfall                                                                   37,987,556.90
           6 Available for Shared Principal Collections                                                     0.00

                    Partners First Credit Card Master Trust
                                  Series 1998-2




O. Available Principal Collections
           1 Available Principal Collections (per the definition thereof)                         141,911,297.56
           2 Principal Collections allocation to other Principal Sharing Series                             0.00
           3 Available Principal Collections (after Sharing)                                      141,911,297.56

P. Application of Principal Collections during Revolving Period

           1 Available Principal Collections                                                                0.00

           2 Collateral Invested Amount                                                                     0.00
           3 Required Collateral Invested Amount                                                            0.00
           4 Amount used to pay Excess CIA                                                                  0.00

           5 Available Principal Collections                                                                0.00
           6 Class D                                                                                        0.00
           7 Required Class D                                                                               0.00
           8 Amount used to pay Excess Class D                                                              0.00

Q. Application of Principal Collections during the Accumulation Period

            1 Available Principal Collections                                                      141,911,297.56
            2 Controlled Deposit Amount                                                            106,833,333.35
            3 Class A Adjusted Invested Amount + Class B Adjusted Invested Amount                  106,833,333.35
            4 Principal Funding Account Deposit (minimum of items 1, 2 & 3 above)                  106,833,333.35
            5 Required Enhancement Amount                                                          $37,500,000.00

            6 Remaining Principal Collections Available                                             35,077,964.21
            7 Remaining Collateral Invested Amount                                                           0.00
            8 Collateral Monthly Principal (Principal paid to CIA)  (min of items a & b & 7)                 0.00
                                a Excess of CIA and Class D over Required Enhancement Amt                    0.00
                                b Excess of Available Principal Collections over PFA deposit        35,077,964.21

            9 Remaining Principal Collections Available                                             35,077,964.21
           10 Remaining Class D Amount                                                              37,500,000.00
           11 Principal Paid to Principal Funding Account on behalf of Class D                               0.00
              (limited by Required Enhancement Amount)

                    Partners First Credit Card Master Trust
                                  Series 1998-2


R. Application of Principal Collections during Early Amortization Period

           1 Available Principal Collections                                                                0.00
                               a Remaining Class A Adjusted Invested Amount                                 0.00
                               b Principal Paid to Class A - Current Period's Collections                   0.00
                               c Principal Paid to Class A - PFA per 5.1                                    0.00
                               d Total Principal Paid to Class A                                            0.00

           2 Remaining Principal Collections Available                                                      0.00
                               a Remaining Class B Adjusted Invested Amount                                 0.00
                               b Principal Paid to Class B - Current Period's Collections                   0.00
                               c Principal Paid to Class B - PFA per 5.1                                    0.00
                               d Total Principal Paid to Class B                                            0.00

           3 Remaining Principal Collections Available                                                      0.00
                               a Remaining Collateral Invested Amount                                       0.00
                               b Principal Paid to CIA                                                      0.00

           4 Remaining Principal Collections Available                                                      0.00
                               a Remaining Class D Amount                                                   0.00
                               b Principal Paid to Class D                                                  0.00

S. Yield and Base Rate

           1 Base Rate
                               a Current Monthly Period                                                    4.42%
                               b Prior Monthly Period                                                      5.58%
                               c Second Prior Monthly Period                                               6.08%

             Three Month Average Base Rate                                                                                  5.36%

           2 Series Adjusted Portfolio Yield
                               a Current Monthly Period                                                    5.96%
                               b Prior Monthly Period                                                      7.39%
                               c Second Prior Monthly Period                                              11.09%

             Three Month Average Series Adjusted Portfolio Yield                                                            8.15%

           3 Excess Spread
                               a Current Monthly Period                                                    1.54%
                               b Prior Monthly Period                                                      1.81%
                               c Second Prior Monthly Period                                               5.01%

             Three Month Average Excess Spread                                                                              2.78%

                    Partners First Credit Card Master Trust
                                  Series 1998-3


A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                         15-May-01
Current Payment Date                      15-Jun-01
Actual / 360 Days                            31                     31                 31                   31
30 / 360 Days                                30                     30                 30                   30
Fixed / Floating                          Floating               Floating           Floating             Floating

                                           Class A                Class B      Collateral Invested        Class D           Total
                                                                                     Amount
Certificate Rate                                4.25250%            4.48250%            5.09750%        0.00000%
Secured Loan Spread Rate (Applies to
     CIA only)                                                                          4.84750%
Initial Balance                           528,000,000.00      113,000,000.00       67,000,000.00   42,000,000.00   750,000,000.00
Required Transferor Amount                                                                                          52,500,000.00
Initial Invested Amount + Req Transf
     Amount                                                                                                        802,500,000.00

Beginning Outstanding Amount
     (Distribution)                       528,000,000.00      113,000,000.00       67,000,000.00   42,000,000.00   750,000,000.00
Ending Outstanding Amount
     (Distribution)                       528,000,000.00      113,000,000.00       67,000,000.00   41,610,507.42   749,610,507.42

Beginning Invested Amount
     (Distribution)                       528,000,000.00      113,000,000.00       67,000,000.00   42,000,000.00   750,000,000.00
Ending Invested Amount (Distribution)     528,000,000.00      113,000,000.00       67,000,000.00   41,610,507.42   749,610,507.42

Beginning Adjusted Invested Amount
     (Distribution)                       528,000,000.00      113,000,000.00       67,000,000.00   42,000,000.00   750,000,000.00
Ending Adjusted Invested Amount
     (Distribution)                       528,000,000.00      113,000,000.00       67,000,000.00   41,610,507.42   749,610,507.42


Beginning Invested Amount (Month)         528,000,000.00      113,000,000.00       67,000,000.00   42,000,000.00   750,000,000.00
Ending Invested Amount (Month)            528,000,000.00      113,000,000.00       67,000,000.00   42,000,000.00   750,000,000.00

Beginning Adjusted Invested Amount
     (Month)                              528,000,000.00      113,000,000.00       67,000,000.00   42,000,000.00   750,000,000.00
Ending Adjusted Invested Amount (Month)   528,000,000.00      113,000,000.00       67,000,000.00   42,000,000.00   750,000,000.00

Principal Allocation Percentage                   70.40%              15.07%               8.93%           5.60%          100.00%
Floating Allocation Percentage                    70.40%              15.07%               8.93%           5.60%          100.00%
Principal Collections                      46,815,851.48       10,019,301.55        5,940,647.82    3,723,988.19    66,499,789.03
Redirected Finance Charge Collections       8,272,118.43        1,770,358.68        1,049,681.69      658,009.42    11,750,168.22
Reserve Account Draw                                0.00                0.00                                                 0.00
PFA Proceeds (Class A Available Funds)              0.00                                                                     0.00
Redirected Finance Charge plus PFA
     Proceeds                               8,272,118.43        1,770,358.68        1,049,681.69      658,009.42    11,750,168.22
Monthly Interest                            1,933,470.00          436,172.15          294,097.43            0.00     2,663,739.58
Investor Default Amount (Net)               4,896,478.16        1,047,920.52          621,333.40      389,492.58     6,955,224.66
Monthly Servicing Fee                         880,000.00          188,333.33          111,666.67       70,000.00     1,250,000.00
Total Due                                   7,709,948.16        1,672,426.00        1,027,097.50      459,492.58    10,868,964.24

Redirected Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases                           11,750,168.22
Series Adjusted Portfolio Yield                                                                                             7.67%
Base Rate                                                                                                                   6.12%

                    Partners First Credit Card Master Trust
                                  Series 1998-3


Series Parameters
           Revolving Period (Y/N)                                                               Y
           Accumulation Period (Y/N)                                                            N
           Early Amortization (Y/N)                                                             N
           Controlled Accumulation Period                                                     12.00
           FNBA is Servicer                                                                     Y
           Paydown Excess CIA (Y/N)                                                             Y
           Paydown Excess Class D (Y/N)                                                         Y
           Controlled Accumulation Amount                                                       53,416,666.67
           Controlled Deposit Amount                                                            53,416,666.67
           Ending Controlled Deposit Amount Shortfall                                                    0.00

Funding Accounts
           Beginning Principal Funding Account Balance                                                   0.00
           Principal Funding Account Deposit                                                             0.00
           Principal Funding Account Withdrawal                                                          0.00
           Ending Principal Funding Account Balance                                                      0.00
           Principal Funding Investment Proceeds                                                         0.00

           Yield Supplement Account Beginning Balance                                                    0.00
           Yield Supplement Account Release                                                              0.00
           Yield Supplement Account Ending Balance                                                       0.00

           Reserve Account Beginning Balance                                                             0.00
           Required Reserve Account Amount                                                       3,205,000.00
           Available Reserve Account Amount                                                              0.00
           Interest Retained in Reserve Account                                                          0.00
           Reserve Draw Amount pursuant to Supplement 4.12(c).                                           0.00
           Funds Deposited into Reserve Account (out of Excess Spread)                           2,073,179.65
           Ending Reserve Account Balance                                                        2,073,179.65
           Covered Amount                                                                                0.00

C. Certificate Balances and Distributions
                                               Class A               Class B             CIA            Class D           Total
            Beginning Balance                528,000,000.00     113,000,000.00      67,000,000.00   42,000,000.00   750,000,000.00
           Interest Distributions              1,933,470.00         436,172.15         294,097.43            0.00     2,663,739.58
           Cumulative PFA Deposits                     0.00               0.00                               0.00             0.00
           Principal Distributions                     0.00               0.00               0.00            0.00             0.00
           Total Distributions                 1,933,470.00         436,172.15         294,097.43            0.00     2,663,739.58
           Ending Certificate Balance        528,000,000.00     113,000,000.00      67,000,000.00   42,000,000.00   750,000,000.00

                    Partners First Credit Card Master Trust
                                  Series 1998-3


D. Information regarding distributions on the Distribution Date in respect of the Class A
Certificates per $1,000 original certificate principal amount:

           1 Total amount of the distribution:                                                                           3.6619
           2 Amount of the distribution in respect of Class A Monthly Interest:                                          3.6619
           3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:                                0.00
           4 Amount of the distribution in respect of Class A Additional Interest:                                         0.00
           5 Amount of the distribution in respect of Class A Principal:                                                   0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

           1 Total amount of Class A Investor Charge-Offs:                                                                 0.00
           2 Amount of Class A Investor Charge-Offs                                                                        0.00
             per $1,000 original certificate principal amount:
           3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                                           0.00
           4 Amount reimbursed in respect of Class A Investor Charge-Offs                                                  0.00
             per $1,000 original certificate principal amount:
           5 The amount, if any, by which the outstanding principal                                                        0.00
             balance of the Class A Certificate exceeds the Class A Invested
             Amount after giving effect to all transactions on such Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

           1 The total amount of the distribution:                                                                       3.8599
           2 Amount of the distribution in respect of Class B monthly interest:                                          3.8599
           3 Amount of the distribution in respect of Class B outstanding monthly interest:                                0.00
           4 Amount of the distribution in respect of Class B additional interest:                                         0.00
           5 Amount of the distribution in respect of Class B principal:                                                   0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

           1 The amount of reductions in Class B Invested Amount                                                           0.00
           2 The amount of reductions in the Class B Invested Amount set forth in                                          0.00
             paragraph 1 above, per $1,000 original certificate principal amount:
           3 The total amount reimbursed in respect of such reductions                                                     0.00
             in the Class B Invested Amount:
           4 The total amount set forth in paragraph 3 above, per $1,000                                                   0.00
             original certificate principal amount:
           5 The amount, if any, by which the outstanding principal balance                                                0.00
              of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

                    Partners First Credit Card Master Trust
                                  Series 1998-3


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

           1 Total amount distributed to the Collateral Interest Holder:                                             294,097.43
           2 Amount distributed in respect of Collateral Monthly Interest:                                           294,097.43
           3 Amount distributed in respect of Collateral Additional Interest:                                              0.00
           4 The amount distributed to the Collateral Interest Holder in respect                                           0.00
             of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

           1 The amount of reductions in the Collateral Invested Amount.                                                   0.00
           2 The total amount reimbursed in respect of such reductions in the                                              0.00
             Collateral Invested Amount

J.   Finance Charge Shortfall Amount/Reallocated Finance Charge Collections
           1 Finance Charge Collections Allocated to Series 1998-3 (incl. YSA, Res Draw & Int and PFA Proceeds)   11,750,168.22
           2 Full amount required to be paid pursuant to sections 4.5 and 4.7(excl. Spread Acct.)                 14,073,964.24
           3 Spread Account Requirement per Loan Agreement                                                         3,509,187.33
           4 Finance Charge Shortfall                                                                              5,832,983.35
           5 Available for Other Excess Allocation Series                                                                  0.00

K. Application of Reallocated Investor Finance Charge Collections.

                                                           Available                   Due                 Paid          Shortfall
           1 Allocated Class A Available Funds            8,272,118.43
             a Reserve Account Release                            0.00
             b PFA Investment Earnings                            0.00
             c Class A Available Funds                    8,272,118.43

           2 Class A Available Funds                      8,272,118.43
             a Class A Monthly Interest                                             1,933,470.00    1,933,470.00             0.00
             b Class A Servicing Fee                                                  880,000.00      880,000.00             0.00
             c Class A Investor Default Amount                                      4,896,478.16    4,896,478.16             0.00
             d Class A Excess                               562,170.27

           3 Class B Available Funds                      1,770,358.68
             a Class B Monthly Interest                                               436,172.15      436,172.15             0.00
             b Class B Servicing Fee                                                  188,333.33      188,333.33             0.00
             c Class B Excess                             1,145,853.20

           4 Collateral Available Funds                   1,049,681.69
             a Collateral Servicing Fee                                               111,666.67      111,666.67             0.00
             b Collateral Excess                            938,015.03

           5 Class D Available Funds                        658,009.42
             a Class D Servicing Fee                                                   70,000.00       70,000.00             0.00
             b Class D Excess                               588,009.42

           6 Total Excess Spread                          3,234,047.91

                    Partners First Credit Card Master Trust
                                  Series 1998-3


L. Application of Excess Spread and Excess Finance Charge Collections
                                                                       Available         Due                 Paid        Shortfall
            1 Available Excess Spread                                   3,234,047.91
            2 Excess Fin Charge Coll                                      802,483.09
                   from Other Series
            3 Available Funds                                           4,036,531.00
            4 Class A Required Amount
              a Interest                                                                        0.00            0.00           0.00
              b Servicing Fee                                                                   0.00            0.00           0.00
              c Defaults                                                                        0.00            0.00           0.00
            5 Class A Charge Offs not Previously Reimbursed                                     0.00            0.00           0.00
           6a Class B Required Amount in accordance with 4.5(b)(i)(ii)
              a Interest                                                                        0.00            0.00           0.00
              b Servicing Fee                                                                   0.00            0.00           0.00
           6b Class B Default Amount                                                    1,047,920.52    1,047,920.52           0.00
            7 Reductions in Class B not previously reimbursed                                   0.00            0.00           0.00
            8 Monthly Servicing Fee Shortfalls                                                  0.00            0.00           0.00
            9 Collateral Monthly Interest                                                 294,097.43      294,097.43           0.00
           10 Collateral Default Amount                                                   621,333.40      621,333.40           0.00
           11 Reductions in CIA not previously reimbursed                                       0.00            0.00           0.00
           12 Reserve Account Deposit                                                   3,205,000.00    2,073,179.65   1,131,820.35
           13 Class D Monthly Interest                                                          0.00            0.00           0.00
           14 Class D Default Amount                                                      389,492.58            0.00     389,492.58
           15 Reductions in Class D not previously reimbursed                                   0.00            0.00           0.00
           16 Other CIA Amounts Owed                                                    3,509,187.33            0.00   3,509,187.33
           17 Excess Fin Coll for Other Series                                                  0.00            0.00           0.00
           18 Excess Spread (after reallocation)                         -389,492.58
           19 Writedowns
                                                                              Total            Redirected Principal      Charge-Offs
                               a Class A                                          0.00                      0.00            0.00
                                 in respect of A                                                                            0.00
                               b Class B                                          0.00                      0.00            0.00
                                 in respect of A                                                                            0.00
                                 in respect of B                                                                            0.00
                               c CIA                                              0.00                      0.00            0.00
                                 in respect of A                                                                            0.00
                                 in respect of B                                                                            0.00
                                 in respect of CIA                                                                          0.00
                               d Class D                                    389,492.58                      0.00      389,492.58
                                 in respect of A                                                                            0.00
                                 in respect of B                                                                            0.00
                                 in respect of CIA                                                                          0.00
                                 in respect of D                                                                      389,492.58

M. Application of Redirected Principal Collections
                                                                           Available                 Due        Paid      Shortfall
           1 Redirected Principal Collections                           19,683,937.55
           2 Class A Required Amount
             a Interest                                                                              0.00       0.00         0.00
             b Servicing Fee                                                                         0.00       0.00         0.00
             c Defaults                                                                              0.00       0.00         0.00
           3 Class B Required Amount
             a Interest                                                                              0.00       0.00         0.00
             b Servicing Fee                                                                         0.00       0.00         0.00
             c Defaults                                                                              0.00       0.00         0.00
           4 Collateral Required Amount
             a Interest                                                                              0.00       0.00         0.00
             b Servicing Fee                                                                         0.00       0.00         0.00
             c Defaults                                                                              0.00       0.00         0.00
           5 Available for Available Principal Collections              19,683,937.55

N.  Principal Shortfall Amount/Shared Principal Collections
           1 Principal Allocation % of the Series 1998-3 Allocable Principal Collections          66,499,789.03
           2 Other amounts treated as Principal Collections per Section 4.5 & 4.7                  6,565,732.08
           3 Full amount required to be distributed pursuant to Section 4.5                                0.00
           4 Principal required to fund the Required Amount per Section 4.8                                0.00
           5 Principal Shortfall                                                                           0.00
           6 Available for Shared Principal Collections                                           73,065,521.11

                    Partners First Credit Card Master Trust
                                  Series 1998-3


O. Available Principal Collections
           1 Available Principal Collections (per the definition thereof)                         73,065,521.11
           2 Principal Collections allocation to other Principal Sharing Series                   73,065,521.11
           3 Available Principal Collections (after Sharing)                                               0.00

P. Application of Principal Collections during Revolving Period

           1 Available Principal Collections                                                               0.00

           2 Collateral Invested Amount                                                           67,000,000.00
           3 Required Collateral Invested Amount                                                  67,000,000.00
           4 Amount used to pay Excess CIA                                                                 0.00

           5 Available Principal Collections                                                               0.00
           6 Class D                                                                              42,000,000.00
           7 Required Class D                                                                     42,000,000.00
           8 Amount used to pay Excess Class D                                                             0.00

Q. Application of Principal Collections during the Accumulation Period

            1 Available Principal Collections                                                               0.00
            2 Controlled Deposit Amount                                                                     0.00
            3 Class A Adjusted Invested Amount + Class B Adjusted Invested Amount                           0.00
            4 Principal Funding Account Deposit (minimum of items 1, 2 & 3 above)                           0.00
            5 Required Enhancement Amount                                                                  $0.00

            6 Remaining Principal Collections Available                                                     0.00
            7 Remaining Collateral Invested Amount                                                          0.00
            8 Collateral Monthly Principal (Principal paid to CIA)  (min of items a & b & 7)                0.00
                               a Excess of CIA and Class D over Required Enhancement Amt                    0.00
                               b Excess of Available Principal Collections over PFA deposit                 0.00

            9 Remaining Principal Collections Available                                                     0.00
           10 Remaining Class D Amount                                                                      0.00
           11 Principal Paid to Class D (limited by Required Enhancement Amount)                            0.00

                    Partners First Credit Card Master Trust
                                  Series 1998-3


R. Application of Principal Collections during Early Amortization Period

           1 Available Principal Collections                                                               0.00
                              a Remaining Class A Adjusted Invested Amount                                 0.00
                              b Principal Paid to Class A - Current Period's Collections                   0.00
                              c Principal Paid to Class A - PFA per 5.1                                    0.00
                              d Total Principal Paid to Class A                                            0.00

           2 Remaining Principal Collections Available                                                     0.00
                              a Remaining Class B Adjusted Invested Amount                                 0.00
                              b Principal Paid to Class B - Current Period's Collections                   0.00
                              c Principal Paid to Class B - PFA per 5.1                                    0.00
                              d Total Principal Paid to Class B                                            0.00

           3 Remaining Principal Collections Available                                                     0.00
                              a Remaining Collateral Invested Amount                                       0.00
                              b Principal Paid to CIA                                                      0.00

           4 Remaining Principal Collections Available                                                     0.00
                              a Remaining Class D Amount                                                   0.00
                              b Principal Paid to Class D                                                  0.00

S. Yield and Base Rate

           1 Base Rate
                              a Current Monthly Period                                                    6.12%
                              b Prior Monthly Period                                                      6.97%
                              c Second Prior Monthly Period                                               7.11%

             Three Month Average Base Rate                                                                                6.74%

           2 Series Adjusted Portfolio Yield
                              a Current Monthly Period                                                    7.67%
                              b Prior Monthly Period                                                      8.90%
                              c Second Prior Monthly Period                                              12.28%

             Three Month Average Series Adjusted Portfolio Yield                                                          9.62%

           3 Excess Spread
                              a Current Monthly Period                                                    1.55%
                              b Prior Monthly Period                                                      1.92%
                              c Second Prior Monthly Period                                               5.17%

             Three Month Average Excess Spread                                                                            2.88%